UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 10, 2020

Date of Report (Date of earliest event reported)

AMERCO

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.25 par value	UHAL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item   8.01Other Events

On January 10, 2020, AMERCO, a Nevada corporation (the “Company”), filed an “automatic shelf registration” (as defined in Rule 405 under the Securities Act of 1933, as amended) with the Securities and Exchange Commission (the “New Shelf Registration Statement”) to replace its previous shelf registration statement on Form S-3, scheduled to expire on January 13, 2020.

Pursuant to the New Shelf Registration Statement and prospectus supplements to a prospectus, each dated and filed with the Securities and Exchange Commission on January 10, 2020, the Company has offered up to an aggregate principal amount of $1,956,000 of Fixed Rate Secured Notes Series UIC-1I; $1,372,400 of Fixed Rate Secured Notes Series UIC-6I, 7I and 9I; and $6,971,100 of Fixed Rate Secured Notes Series 10I to 13I (collectively, the “Notes”).

The Company is filing this Current Report on Form 8-K to report as an exhibit a copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Notes, which is incorporated by reference into the New Shelf Registration Statement and filed as Exhibit 5.1 hereto.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant)

Date: January 10, 2020By: /s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).